CALIFORNIA ASSOCIATION OF REALTORS®

LEASE LISTING AGREEMENT
EXCLUSIVE AUTHORIZATION TO LEASE OR RENT
(C.A.R. Form LL, Revised 6/17)

Date Prepared: *March 21, 2018*

1. **EXCLUSIVE RIGHT TO LEASE:** *DanDrit Biotech USA, Inc.* ("Owner") hereby employs and grants *Rodeo Realty, Inc. (Commercial)* ("Broker") beginning (date) *April 2, 2018* and ending at 11:59 P.M. on (date) *July 2, 2018* ("Listing Period") the exclusive and irrevocable right to lease or rent the real property in the City of *Los Angeles*, County of *Los Angeles*, California, described as *5901 Olympic Boulevard #419 Los Angeles CA 90036* ("Premises").
2. **LISTING TERMS:**
   A. **RENT AMOUNT:** *Eight Thousand, Seven Hundred Eighteen 75/100* Dollars $ *8,718.75* per *month*
   B. **SECURITY DEPOSIT:** *$8,718.75*
   C. **TYPE OF TENANCY:** (Check all that apply): ☐ Month-to-month; ☐ One year ☒ Other *5 years*
   D. **ITEMS INCLUDED IN LEASE/RENTAL:** All fixtures and fittings attached to the Premises and the following items of personal property: ______
   E. **ITEMS EXCLUDED FROM LEASE/RENTAL:** ☐ Garage/Carport; ☐ ______
   F. **ADDITIONAL TERMS:** *This is a sublease/assignment under an existing primary Lease, all terms of which will be applicable to Tenant. Landlord's consent to a sublease/assignment is required under the Lease.*
3. **COMPENSATION:**

Notice: The amount or rate of real estate commissions is not fixed by law. They are set by each Broker individually and may be negotiable between Owner and Broker (real estate commissions include all compensation and fees to Broker).

A. Owner agrees to pay to Broker as compensation for services, irrespective of agency relationship(s), as specified below:
   (1) **For fixed-term leases:**
      (a) Either (i) ☒ *5.000* percent of the total rent for the term specified in paragraph 2 (or if a fixed term lease is executed, of the total rent payments due under the lease); or (ii) ☐ ______;
      (b) Owner agrees to pay Broker additional compensation of *$600 advertising costs*, if a fixed term lease is executed and is extended or renewed. Payment is due upon such extension or renewal.
   (2) **For month-to-month rental:** Either (i) ☐ ____ percent of ______; or (ii) ☐ ______.
   (3) **For either a fixed term or month-to-month:**
      (a) If during the Listing Period, or any extension, Broker, cooperating broker, Owner or any other person procures a ready, willing, and able Tenant(s) whose offer to lease/rent the Premises on any price and terms is accepted by Owner, provided the Tenant takes possession of the Premises under the terms of the lease or rental or is prevented from doing so by Owner. (Broker is entitled to compensation whether any tenancy resulting from such offer begins during or after the expiration of the Listing Period, or any extension.)
      (b) If Owner, within ______ **calendar days** after the end of the Listing Period or any extension thereof, enters into a contract to transfer, lease or rent the Premises to anyone ("Prospective Transferee") or that person's related entity: **(i)** who physically entered and was shown the Premises during the Listing Period or any extension thereof by Broker or a cooperating broker; or **(ii)** for whom Broker or any cooperating broker submitted to Owner a signed, written offer to lease or rent the Premises. Owner, however, shall have no obligation to Broker under this subparagraph 3A(3)(b) unless, not later than the end of the Listing Period or any extension or cancellation, Broker has given Owner a written notice of the names of such Prospective Transferees.
      (c) If, without Broker's prior written consent, the Premises are withdrawn from lease/rental, are leased, rented, or otherwise transferred, or made unmarketable by a voluntary act of Owner during the Listing Period, or any extension.

B. If commencement of the lease or rental is prevented by a party to the transaction other than Owner, then compensation which otherwise would have been earned under paragraph 3A shall be payable only if and when Owner collects damages by suit, arbitration, settlement or otherwise, and then in an amount equal to the lesser of one-half of the damages recovered or the above compensation, after first deducting title and escrow expenses and the expenses of collection, if any.

C. In addition, Owner agrees to pay: ______

D. Broker may retain compensation due from any Tenant payments collected by Broker.

E. Owner agrees to pay Broker if Tenant directly or indirectly acquires, or enters into an agreement to acquire title to Premises or any part thereof, whether by sale, exchange or otherwise, during the term or any extension of tenancy, compensation equal to ______ percent of the selling price or total consideration in said transfer, whichever is greater. Payment is due upon Tenant's direct or indirect acquisition of any legal or equitable interest in the Premises and, if there is an escrow, shall be through escrow.

F. Broker is authorized to cooperate with and compensate other brokers in any manner acceptable to Broker.

G. (1) Owner warrants that Owner has no obligation to pay compensation to any other broker regarding the lease or rental of Premises unless the Premises are leased or rented to: ______
   (2) If Premises are leased or rented to anyone listed in 3G(1) during the time Owner is obligated to compensate another broker: (i) Broker is not entitled to compensation under this Agreement; and (ii) Broker is not obligated to represent Owner with respect to such transaction.

Owner's Initials (REW) ([signature])

Property Address: 5901 Olympic Boulevard #419, Los Angeles, CA 90036 Date:

4. **TENANT PAYMENTS:** A. Broker is authorized to accept and hold from a prospective Tenant, a deposit to be ☐ held uncashed or ☐ placed in Broker's trust account. Upon execution of a fixed term or month-to-month lease, payments received from Tenant shall be given to Owner or ☐
   B. If Landlord permits Tenant to pay rent by direct deposit such as wire or electronic transfer or other online method, Landlord should discuss with a Landlord-Tenant attorney the implications of doing so in the event Tenant defaults and an eviction becomes necessary.
5. **KEYSAFE/LOCKBOX:** ☐ (If checked) Owner authorizes the use of a keysafe/lockbox to allow entry into the Premises and agrees to sign a keysafe/lockbox addendum (C.A.R. Form KLA).
6. **SIGN:** (If checked) ☒ Owner authorizes Broker to install a FOR LEASE sign on the Premises.
7. **MULTIPLE LISTING SERVICE:** Information about this listing will (or ☒ will not) be provided to a multiple listing service(s) ("MLS") of Broker's selection. All terms of the transaction will be provided to the selected MLS for publication, dissemination and use by persons and entities on terms approved by the MLS. Owner authorizes Broker to comply with all applicable MLS rules. MLS rules allow MLS data to be made available by the MLS to additional Internet sites unless Broker gives the MLS instructions to the contrary.
8. **SECURITY AND INSURANCE:** Broker is not responsible for loss of or damage to personal or real property, or person, whether attributable to use of a keysafe/lockbox, a showing of the Premises, or otherwise. Third parties, including, but not limited to, inspectors, brokers and prospective tenants, may have access to, and take videos and photographs of, the interior of the Premises. Owner agrees: (i) to take reasonable precautions to safeguard and protect valuables that might be accessible during showings of the Premises; and (ii) to obtain insurance to protect against these risks. Broker does not maintain insurance to protect Owner.
9. **OWNERSHIP, TITLE AND AUTHORITY:** Owner warrants that: (i) Owner is the legal owner of the Premises; (ii) no other persons or entities have title to the Premises; and **(iii)** Owner has the authority to both execute this Agreement and lease or rent the Premises. Exceptions to ownership, title and authority:
10. **OWNER DISCLOSURES:**
    A. **LEAD-BASED PAINT:**
    (1) ☐ The Property was constructed on or after January 1, 1978.
    OR (2) ☒ The Property was constructed prior to 1978.
    (i) Owner has no knowledge of lead-based paint or lead-based paint hazards in the housing except:
    (ii) Owner has no reports or records pertaining to lead-based paint or lead-based paint hazards in the housing, except the following, which Owner shall provide to Property Manager:
    B. **POOL/SPA DRAIN:** Any pool or spa on the property does (or, ☒ does not) have an approved anti-entrapment drain cover, device or system.
    C. ☐ **MOLD:** The Property was treated on ____________ (month) _____ (year) for elevated levels of mold which was previously detected in the following location(s):
    ☒ Owner has no reports or records pertaining to elevated levels of mold in the Property, except: .
    ☒ Owner has no knowledge of elevated levels of mold currently in the Property, except: .
    D. ☐ **ASBESTOS:** Asbestos was removed from the Property on ____________ (month) _____ (year) in the following location(s):
    ☒ Owner has no reports or records pertaining to asbestos in the Property, except: .
    ☒ Owner has no knowledge of asbestos currently in the Property, except: .
    E. ☐ **PEST CONTROL:** Owner has entered into a contract for periodic pest control treatment of the Property. Owner, within 3 days, will provide Property Manager a copy of the notice originally given to owner by the pest control company.
    F. ☐ **METH CONTAMINATION:** Owner has received an order from a health official prohibiting occupancy of any part of the Property because of methamphetamine contamination. Owner, within 3 days, will provide Broker a copy of the order. Contamination specified in the order ☐ has or ☐ has not been remedied.
    G. **BED BUG DISCLOSURE:** Owner acknowledges that beginning July 1, 2017, for new tenants and by January 1, 2018, all tenants must be provided a notice regarding bed bugs (C.A.R. Form BBD). Owner further acknowledges that it is unlawful to show, rent, or lease a property if there is a known current bed bug infestation. ☐ Owner knows of a current infestation.
    H. ☐ **WATER SUBMETERS:** The Property contains two or more units served by a single water meter and Owner has installed a submeter to measure and charge each individual unit for water usage. Effective January 1, 2018, Owner agrees to comply with Civil Code §1954.201 through 1954.219 and to provide the required Water Submeter Notice (C.A.R. Form WSM).
    I. ☐ **CARBON MONOXIDE DETECTORS:** The Premises has a fossil fuel burning heater, appliance, or an attached garage. Owner has ☐ has not installed carbon monoxide detector devices in accordance with legal requirements.
    J. ☐ **SMOKE ALARMS:** Owner has ☒ has not installed smoke alarm(s) in each bedroom, in the hallway outside of each bedroom and on each floor whether or not a bedroom is located on the floor in compliance with legal requirements.
    K. **WATER CONSERVING PLUMBING FIXTURES:** The Premises was built prior to January 1, 1994. The Owner has ☐ has not installed water conserving plumbing fixtures (toilets, shower heads, interior faucets, urinals) as per Civil Code section 1101.1 et seq effective as of 1/1/2017 for single family residential properties and 1/1/2019 for multifamily residential properties.
    L. **WATER HEATERS:** Water heater has ☒ has not been braced, anchored or strapped to resist falling or horizontal displacement due to earthquake motion.
    M. **PROP. 65 WARNING NOTICE:** Owner has ☒ has not posted a Proposition 65 warning notice on the Property.
11. **OWNER REPRESENTATIONS:** Owner represents that, unless otherwise specified in writing, Owner is unaware of: **(i)** any recorded Notice of Default affecting the Premises; **(ii)** any delinquent amounts due under any loan secured by, or other obligation affecting, the Premises; **(iii)** any bankruptcy, insolvency or similar proceeding affecting the Premises; **(iv)** any litigation, arbitration,

Owner's Initials (RXW)( )

administrative action, government investigation, or other pending or threatened action that does or may affect the Premises or Owner's ability to transfer it; and (v) any current, pending or proposed special assessments affecting the Premises. Owner shall promptly notify Broker in writing if Owner becomes aware of any of these items during the Listing Period or any extension thereof.

12. TAX WITHHOLDING:

A. If Owner is not a California Resident or a corporation or LLC qualified to conduct business in California, Owner authorizes Broker to withhold and transmit to California Franchise Tax Board ("FTB") 7% of the GROSS payments to Owner that exceed $1,500 received by Broker, unless Owner completes and transmits to Broker FTB form 589, nonresident reduced withholding request, FTB form 588, nonresident withholding waiver, or FTB form 590, withholding exemption certificate.

B. If Owner is a nonresident alien individual, a foreign entity, or other non-U.S. person, (Foreign Investor) Owner authorizes Broker to withhold and transmit to the Internal Revenue Service (IRS) 30% of the GROSS rental receipts unless Owner elects to treat rental income as "effectively connected income" by submitting to Broker a fully completed IRS form W-8ECI, Certificate of Foreign Person's Claim for Exemption from Withholding on Income Connected With the Conduct of a Trade of Business in the United States. A Foreign Investor Owner will need to obtain a U.S. tax payer identification number and file declaration with the IRS regarding effectively connected income in order to complete the form given to Broker. Further, the Foreign Investor Owner will be responsible for making any necessary estimated tax payments.

13. BROKER'S AND OWNER'S DUTIES: Broker agrees to exercise reasonable effort and due diligence to achieve the purposes of this Agreement. Unless Owner gives Broker written instructions to the contrary, Broker is authorized to advertise and market the Premises in any medium, selected by Broker including MLS and the Internet and, to the extent permitted by these media, including MLS, control the dissemination of the information submitted to any medium. Owner agrees to consider offers presented by Broker and to act in good faith to accomplish the lease or rental of the Premises by, among other things, making the Premises available for showing at reasonable times and referring to Broker all inquiries of any party interested in the Premises subject to 3G. Owner is responsible for determining at what price and terms to list and lease or rent the Premises. Owner further agrees to indemnify, defend and hold Broker harmless from all claims, disputes, litigation, judgments, attorney fees and costs arising from any incorrect or incomplete information supplied by Owner, or from any material facts that Owner knows but fails to disclose including dangerous or hidden conditions on the Premises.

14. AGENCY RELATIONSHIPS:

A. **Disclosure:** If the listing is for a tenancy in excess of one year or compensation is owed to Broker under paragraph 3E, Owner acknowledges receipt of the "Disclosure Regarding Real Estate Agency Relationship" form (C.A.R. Form AD).

B. **Owner Representation:** Broker shall represent Owner in any resulting transaction, except as specified in paragraph 3G.

C. **Possible Dual Agency With Tenant:** Depending upon the circumstances, it may be necessary or appropriate for Broker to act as an agent for both Owner and Tenant. Broker shall, as soon as practicable, disclose to Owner any election to act as a dual agent representing both Owner and Tenant. If a Tenant is procured directly by Broker or an associate licensee in Broker's firm, Owner hereby consents to Broker acting as a dual agent for Owner and such Tenant.

D. **Other Owners:** Owner understands that Broker may have or obtain listings on other properties and that potential tenants may consider, make offers on, or lease or rent through Broker, premises the same as or similar to Owner's Premises. Owner consents to Broker's representation of owners and tenants of other properties before, during and after the end of this Agreement.

E. **Confirmation:** If the Premises includes residential property with one to four dwelling units, and the agreed-upon lease is for a tenancy in excess of one year, Broker shall confirm the agency relationship described above, or as modified, in writing, prior to or coincident with Owner's execution of such lease.

15. EQUAL HOUSING OPPORTUNITY: The Premises is offered in compliance with federal, state and local anti-discrimination laws.

16. ATTORNEY'S FEES: In any action, proceeding or arbitration between Owner and Broker to enforce the compensation provisions of this Agreement, the prevailing Owner or Broker shall be entitled to reasonable attorney's fees and costs from the non-prevailing Owner or Broker, except as provided in paragraph 20A.

17. ADDITIONAL TERMS: *1. Annual rent escalations of 3% over previous year's rent*
2. See also Addendum attached.

18. MANAGEMENT APPROVAL: If a salesperson or broker-associate enters this Agreement on Broker's behalf, and Broker/Manager does not approve of its terms, Broker/Manager has the right to cancel this Agreement, in writing, within **5 calendar Days** After its execution.

19. SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon Owner and Owner's successors and assigns.

20. DISPUTE RESOLUTION:

A. **MEDIATION:** Owner and Broker agree to mediate any dispute or claim arising between them regarding the obligation to pay compensation under this Agreement, before resorting to arbitration or court action. Mediation fees, if any, shall be divided equally among the parties involved. If, for any dispute or claim to which this paragraph applies, any party (i) commences an action without first attempting to resolve the matter through mediation, or (ii) before commencement of an action, refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action. **Exclusions from this mediation agreement are specified in paragraph 20B.**

B. **ADDITIONAL MEDIATION TERMS: The following matters shall be excluded from mediation: (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage or installment land sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action; (iii) the filing or enforcement of a**

Owner's Initials (RSW)([signature])

Property Address: *5901 Olympic Boulevard #419, Los Angeles, CA 90036* Date: ____________

mechanic's lien; and (iv) any matter that is within the jurisdiction of a probate, small claims or bankruptcy court. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver or violation of the mediation provisions.

C. **ADVISORY:** If Owner and Broker desire to resolve disputes arising between them through arbitration rather than court, they can document their agreement by attaching and signing an Arbitration Agreement (C.A.R. Form ARB).

21. **TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES:** Time is of the essence. All understandings between the parties are incorporated in this Agreement. Its terms are intended by the parties as a final, complete and exclusive expression of their Agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions will nevertheless be given full force and effect. Neither this Agreement nor any provision in it may be extended, amended, modified, altered or changed except in writing. This Agreement and any supplement, addendum or modification, including any copy, may be signed in two or more counterparts, all of which shall constitute one and the same writing.

☐ REPRESENTATIVE CAPACITY: This Lease Listing Agreement is being signed for Owner by an individual acting in a Representative Capacity as specified in the attached Representative Capacity Signature Disclosure (C.A.R. Form RCSD-LL). Wherever the signature or initials of the representative identified in the RCSD appear on this Agreement or any related documents, it shall be deemed to be in a representative capacity for the entity described and not in an individual capacity, unless otherwise indicated. Owner (i) represents that the entity for which the individual is signing already exists and (ii) shall Deliver to Broker, within 3 Days After Execution of this Agreement, evidence of authority to act (such as but not limited to: applicable trust document, or portion thereof, letters testamentary, court order, power of attorney, corporate resolution, or formation documents of the business entity).

By signing below, Owner acknowledges that Owner read, understands, received a copy of and agrees to the terms of this Agreement.

Owner Robert E Wolfe CFO *DanDrit Biotech USA, Inc.* Date ____________
Address ____________ City ____________ State ____ Zip ____________
Telephone ____________ Fax ____________ Email ____________

Owner ____________
Address ____________ City ____________ Date ____________
Telephone ____________ Fax ____________ Email ____________ State ____ Zip ____________

Owner ____________
Address ____________ City ____________ Date ____________
Telephone ____________ Fax ____________ Email ____________ State ____ Zip ____________

Owner ____________
Address ____________ City ____________ Date ____________
Telephone ____________ Fax ____________ Email ____________ State ____ Zip ____________

☐ Additional Signature Addendum attached (C.A.R. Form ASA)

Real Estate Broker (Firm) *Rodeo Realty, Inc. (Commercial)* Cal BRE Lic. # *00951359*
Address *202 N. Canon Drive* City *Beverly Hills* State *CA* Zip *90210*
By Philip Gershater Tel. *(310)259-4242* E-mail *philipg@rodeore.com* CalBRE Lic# *01040030* Date *03/09/2018*
March 23, 2018 | 11:19 PDT
By Matthew Greenberg Tel. *(310)309-7304* E-mail *mrgreenberg@earthlink.co* CalBRE Lic# *01073057* Date *03/09/2018*

☐ Two Brokers with different companies are co-listing the Premises. Co-listing Broker information is on the attached Additional Broker Acknowledgement (C.A.R. Form ABA).

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by _____ Date _________

Addendum to Lease Listing Agreement

between

DanDrit Biotech USA, Inc., ("Owner"); and

and

Rodeo Realty, Inc. (Commercial), ("Broker"),

dated March 21, 2018

Section 3.A. (c) is amended by adding the following:

"...provided, however, that if Landlord refuses to consent to a sublease or assignment to a Tenant, procured pursuant to this Agreement, or if Landlord makes an election to terminate the Lease and to release Owner from its obligations as lessee under the Lease, then no commission shall be payable, unless, in connection with such termination or within 90 days after such refusal or termination, Landlord enters into a new lease with a Tenant procured by Broker under this Agreement prior to such refusal or termination."

Signed: [signature] Owner Date: 3/21/2018

Signed: [signature] Broker Date: 3/23/2018

DocuSigned by: Matthew Greenberg 351FC3DBD69C4C1... March 23, 2018 | 11:27 PDT